EXHIBIT 24


                                                                Exhibit 24



POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, B. P. SHERWOOD, III, ROBERT L. SADLER and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a registration on Form S-4 of OLD KENT FINANCIAL CORPORATION for the registration of common stock to be issued in connection with the acquisition of EdgeMark Financial Corporation, and any and all amendments to that registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Said attorneys, or any one of them, shall have full power of authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, to all intents and purposes as the undersigned might or could do in person.


Dated:  January 3, 1994                    /s/ John M. Bissell
                                           John M. Bissell
                                           Director




POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, B. P. SHERWOOD, III, ROBERT L. SADLER and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a registration on Form S-4 of OLD KENT FINANCIAL CORPORATION for the registration of common stock to be issued in connection with the acquisition of EdgeMark Financial Corporation, and any and all amendments to that registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Said attorneys, or any one of them, shall have full power of authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, to all intents and purposes as the undersigned might or could do in person.


Dated:  January 4, 1994                    /s/ John D. Boyles
                                           John D. Boyles
                                           Director




POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, B. P. SHERWOOD, III, ROBERT L. SADLER and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a registration on Form S-4 of OLD KENT FINANCIAL CORPORATION for the registration of common stock to be issued in connection with the acquisition of EdgeMark Financial Corporation, and any and all amendments to that registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Said attorneys, or any one of them, shall have full power of authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, to all intents and purposes as the undersigned might or could do in person.


Dated:  January 3, 1994                    /s/ John C. Canepa
                                           John C. Canepa
                                           Director




POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, B. P. SHERWOOD, III, ROBERT L. SADLER and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a registration on Form S-4 of OLD KENT FINANCIAL CORPORATION for the registration of common stock to be issued in connection with the acquisition of EdgeMark Financial Corporation, and any and all amendments to that registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Said attorneys, or any one of them, shall have full power of authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, to all intents and purposes as the undersigned might or could do in person.


Dated:  January 3, 1994                    /s/ Earl D. Holton
                                           Earl D. Holton
                                           Director




POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, B. P. SHERWOOD, III, ROBERT L. SADLER and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a registration on Form S-4 of OLD KENT FINANCIAL CORPORATION for the registration of common stock to be issued in connection with the acquisition of EdgeMark Financial Corporation, and any and all amendments to that registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Said attorneys, or any one of them, shall have full power of authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, to all intents and purposes as the undersigned might or could do in person.


Dated:  December 31, 1993                  /s/ Michael J. Jandernoa
                                           Michael J. Jandernoa
                                           Director




POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, B. P. SHERWOOD, III, ROBERT L. SADLER and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a registration on Form S-4 of OLD KENT FINANCIAL CORPORATION for the registration of common stock to be issued in connection with the acquisition of EdgeMark Financial Corporation, and any and all amendments to that registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Said attorneys, or any one of them, shall have full power of authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, to all intents and purposes as the undersigned might or could do in person.


Dated:  January 5, 1994                    /s/ John P. Keller
                                           John P. Keller
                                           Director




POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, B. P. SHERWOOD, III, ROBERT L. SADLER and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a registration on Form S-4 of OLD KENT FINANCIAL CORPORATION for the registration of common stock to be issued in connection with the acquisition of EdgeMark Financial Corporation, and any and all amendments to that registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Said attorneys, or any one of them, shall have full power of authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, to all intents and purposes as the undersigned might or could do in person.


Dated:  January 6, 1994                    /s/ Jerry K. Myers
                                           Jerry K. Myers
                                           Director




POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, B. P. SHERWOOD, III, ROBERT L. SADLER and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a registration on Form S-4 of OLD KENT FINANCIAL CORPORATION for the registration of common stock to be issued in connection with the acquisition of EdgeMark Financial Corporation, and any and all amendments to that registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Said attorneys, or any one of them, shall have full power of authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, to all intents and purposes as the undersigned might or could do in person.


Dated:  January 5, 1994                    /s/ William U. Parfet
                                           William U. Parfet
                                           Director




POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, B. P. SHERWOOD, III, ROBERT L. SADLER and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a registration on Form S-4 of OLD KENT FINANCIAL CORPORATION for the registration of common stock to be issued in connection with the acquisition of EdgeMark Financial Corporation, and any and all amendments to that registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Said attorneys, or any one of them, shall have full power of authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, to all intents and purposes as the undersigned might or could do in person.


Dated:  January 4, 1994                    /s/ Percy Pierre
                                           Percy Pierre
                                           Director




POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, B. P. SHERWOOD, III, ROBERT L. SADLER and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a registration on Form S-4 of OLD KENT FINANCIAL CORPORATION for the registration of common stock to be issued in connection with the acquisition of EdgeMark Financial Corporation, and any and all amendments to that registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Said attorneys, or any one of them, shall have full power of authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, to all intents and purposes as the undersigned might or could do in person.


Dated:  December 24, 1993                  /s/ Robert L. Sadler
                                           Robert L. Sadler
                                           Director




POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, B. P. SHERWOOD, III, ROBERT L. SADLER and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a registration on Form S-4 of OLD KENT FINANCIAL CORPORATION for the registration of common stock to be issued in connection with the acquisition of EdgeMark Financial Corporation, and any and all amendments to that registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Said attorneys, or any one of them, shall have full power of authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, to all intents and purposes as the undersigned might or could do in person.


Dated:  December 28, 1993                  /s/ Peter F. Secchia
                                           Peter F. Secchia
                                           Director




POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, B. P. SHERWOOD, III, ROBERT L. SADLER and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a registration on Form S-4 of OLD KENT FINANCIAL CORPORATION for the registration of common stock to be issued in connection with the acquisition of EdgeMark Financial Corporation, and any and all amendments to that registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Said attorneys, or any one of them, shall have full power of authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, to all intents and purposes as the undersigned might or could do in person.


Dated:  December 23, 1993                  /s/ B. P. Sherwood, III
                                           B. P. Sherwood, III
                                           Director




POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, B. P. SHERWOOD, III, ROBERT L. SADLER and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a registration on Form S-4 of OLD KENT FINANCIAL CORPORATION for the registration of common stock to be issued in connection with the acquisition of EdgeMark Financial Corporation, and any and all amendments to that registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Said attorneys, or any one of them, shall have full power of authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, to all intents and purposes as the undersigned might or could do in person.


Dated:  December 30, 1993                  /s/ Martha L. Thornton
                                           Martha L. Thornton
                                           Director




POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, B. P. SHERWOOD, III, ROBERT L. SADLER and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a registration on Form S-4 of OLD KENT FINANCIAL CORPORATION for the registration of common stock to be issued in connection with the acquisition of EdgeMark Financial Corporation, and any and all amendments to that registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Said attorneys, or any one of them, shall have full power of authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, to all intents and purposes as the undersigned might or could do in person.


Dated:  December 23, 1993                  /s/ David J. Wagner
                                           David J. Wagner
                                           Director




POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, B. P. SHERWOOD, III, ROBERT L. SADLER and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a registration on Form S-4 of OLD KENT FINANCIAL CORPORATION for the registration of common stock to be issued in connection with the acquisition of EdgeMark Financial Corporation, and any and all amendments to that registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Said attorneys, or any one of them, shall have full power of authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, to all intents and purposes as the undersigned might or could do in person.


Dated:  December 28, 1993                  /s/ Richard W. Wroten
                                           Richard W. Wroten
                                           Director